UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant To Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 12, 2012

UFOOD RESTAURANT GROUP, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-136167	20-4463582
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

255 Washington Street, Suite 100 Newton, Massachusetts		02458
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (617) 787-6000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

(a) The information in this Form 8-K/A supplements the information contained in the Form 8-K filed on March 15, 2012. In addition to the 2009 Investor and Placement Agent Warrants, management of the Company determined, on March 26, 2012, that the 2010 Investor and Placement Agent Warrants should also be reclassified as liabilities instead of equity. The Company is in the process of determining the impact on the affected periods. This classification change will also have no cash effect on the Company. The Company’s Chief Financial Officer has discussed these matters with the Company’s independent registered public accounting firm.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UFOOD RESTAURANT GROUP, INC.

Date: April 9, 2012	By:	/s/ Charles Cocotas
Charles Cocotas
President and Chief Operating Officer

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